UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 15, 2008
WENDY’S INTERNATIONAL, INC.
(Exact name of registrant as specified in its charter)

Ohio (State or other jurisdiction of incorporation or organization)	001-08116 (Commission File Number)	31-0785108 (I.R.S. Employer Identification No.)

P.O. Box 256 4288 West Dublin-Granville Road Dublin, Ohio (Address of Principal Executive Offices)	43017 (Zip Code)
(614) 764-3100
(Registrant’s telephone number, including area code)
Check the appropriate box below if the form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.
     On September 15, 2008, the Company and Triarc Companies, Inc. (“Triarc”) issued a joint press release announcing that their respective shareholders and stockholders approved all proposals related to the merger of Triarc, Green Merger Sub, Inc., a wholly-owned subsidiary of Triarc, and the Company (the “Merger”). A copy of the joint press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description

99.1	Joint press release issued by the Company and Triarc Companies, Inc. dated September 15, 2008.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WENDY’S INTERNATIONAL, INC.
	By:	/s/ Kerrii B. Anderson
Kerrii B. Anderson
Date: September 15, 2008		Chief Executive Officer and President

EXHIBIT INDEX

Exhibit No.	Description

99.1	Joint press release issued by the Company and Triarc Companies, Inc. dated September 15, 2008.